Annual Report

December 31, 1999

--------------------------------------------------------------------------------
Mid-Cap Equity Growth Fund


Dear Investor

The U.S. stock market continued its relentless upward climb with a strong finish to 1999. In fact, the large-cap S&P 500 Stock Index rose more than 20% for an unprecedented fifth year in a row. Although large-company stocks have dominated in recent years, small- and mid-cap stocks kept pace during the last 12 months. Technology and telecom stocks dominated the market's advance, while most other sectors languished.

     Performance Comparison
     --------------------------------------------------------------------------

     Periods Ended 12/31/99                     6 Months            12 Months
     ---------------------------------------------------------------------------

     Mid-Cap Equity Growth Fund                    11.96%               25.10%

     S&P MidCap Index                               7.34                14.72

     Russell Midcap Growth Index                   32.49                51.29

     Lipper Mid-Cap Core Fund Index                19.34                28.19


     After a 21.45% gain in 1998, the Mid-Cap Equity Growth Fund rose a solid 25.10% in 1999, as shown in the table. This result exceeded the return of the unmanaged S&P MidCap Index, but trailed the returns of the Russell Midcap Growth Index and the fund's new peer group, the Lipper Mid-Cap Core Fund Index, as our weightings in technology and Internet issues lagged these benchmarks. With this report, we are introducing the fund's new Lipper category. Previously, Lipper Inc. assigned a fund to a category based on its objective as outlined in its prospectus. The new categories are based on the major characteristics of each fund's actual portfolio holdings, such as market capitalization, price/earnings ratios and other valuation measures, earnings growth rates, and so on. Since inception on July 31, 1996, the fund has gained 108.83%, in line with 111.56% for the S&P MidCap Index and exceeding 93.91% for the Lipper Mid-Cap Core Fund Index.


MARKET ENVIRONMENT

     As we began the 1990s, with the economy sputtering under the weight of high unemployment, low consumer confidence, and a decline in the stock market, who would have predicted that the decade would end with the longest economic expansion in U.S. history? As we begin the new millennium, the economy appears to be in nearly perfect condition: Economic growth remains robust, consumer confidence is at record levels, and inflation is close to a 30-year low. But amid the exuberance of our time, subtle harbingers of inflation give us pause. Asian economies have begun to recover from their deep recessions, and European growth is also accelerating. Energy prices rose sharply in 1999, as demand began to increase. Since weak Asian demand and low energy prices had been viewed as key underpinnings of the disinflationary environment in recent years, investors sold bonds, causing long-term interest rates to rise from 5% to 6.5% during the year. The Federal Reserve, trying to preempt a rise in inflation, increased short-term interest rates three times-in June, August and November- yet still seems behind the curve.

     While rising interest rates are not normally conducive to good stock market performance, investor sentiment remained ebullient, especially toward technology stocks, and Internet stocks in particular. Technology stocks more than doubled during the year, and have now more than tripled from their lows of October 1998. As if this performance were not remarkable enough, Internet stocks rose considerably more. This was a very speculative market, in which stocks of companies without earnings rose the most. Winners were clustered in the technology, telecom, and biotech sectors, while stocks in other industries generally declined for the year. In fact, more New York Stock Exchange stocks fell than rose for the year, and the median NYSE stock fell 7.4%.

     After five years of large-cap hegemony, small- and mid-cap stocks performed comparably to large-cap stocks in 1999. However, the larger story was investment style. Riding the technology tsunami, growth investment approaches at all capitalization levels trounced value investing, delivering by some measures the largest-ever annual differential between the two styles. Reflecting current investment performance, the press fawned over Generation X entrepreneurs and pilloried icons of value investing such as Warren Buffett.


PORTFOLIO REVIEW

     Given the narrowness of the market's advance and the magnitude of the rally in technology, telecom, and biotech stocks, it is not surprising that virtually all of the fund's top contributors for both the last six months and the year came from these three sectors. The top technology contributors in both periods were PMC-Sierra, a leader in communications semiconductors, Analog Devices, a leading semiconductor supplier specializing in analog-to-digital processors, and SCI Systems, one of the top electronics suppliers to the computer and telecommunications industries, which we bought at depressed prices last spring.

     The two top contributors to performance for both the 6- and 12-month periods were Western Wireless, a leading rural cellular service provider in the mountain states that is posting strong revenue growth, and VoiceStream Wireless, an urban wireless company that we believe to be in the process of leveraging its regional operation to become a much more valuable national wireless provider. Actually, VoiceStream was spun off from Western Wireless in May 1999, so both stocks originate from the same investment. The two stocks combined were up about ninefold at year-end from our purchase price in the spring of 1998 and easily comprise the best investment in the fund's history. The meteoric ascent of both stocks reflects strong competitive positioning, outstanding management, and the market's infatuation with wireless stocks.

     The worst detractor to fund performance for the year was Network Associates, a network security software company that fell well short of earnings expectations after stumbling badly while integrating several acquisitions. We eliminated the stock. The worst detriment to second half performance came from Warnaco Group, a leading apparel company, which also posted disappointing earnings results. Many of our worst contributors were health care service companies. Most experienced disappointing earnings results. We tend to sell companies that miss our expectations over time. However, we added significantly to two health care holdings on the worst contributors list-Omnicare, an institutional pharmacy provider, and AmeriSource Health, a drug distributor-at prices we believed to be very depressed. While both companies suffered unexpected pressures on their businesses in 1999, in our opinion they are well managed and their long-term growth prospects are little changed. We believe that, in retrospect, the dramatic declines in both stocks will prove to have been gross overreactions.

     The fund remains well diversified across industry sectors. We have sold some of our consumer stocks since midyear, and our technology weighting has increased, mostly due to the sector's outperformance. Significant new holdings since our last report include Hertz, the world's leading car rental company, Manpower, a leader in staffing services, and TJX, an off-price retail chain whose best known brands are T.J. Maxx and Marshalls.


     Sector Diversification
     --------------------------------------------------------------------------

                                                 6/30/99             12/31/99
     --------------------------------------------------------------------------

     Financial                                        10%                  10%

     Health Care                                      13                   13

     Consumer                                         20                   14

     Technology                                       13                   19

     Business Services                                32                   33

     Energy                                            3                    5

     Industrial                                        5                    4

     Basic Materials                                  --                   --

     Reserves                                          4                    2
     ---------------------------------------------------------------------------

     Total                                           100%                 100%


INVESTMENT STRATEGY AND OUTLOOK

     Though the Mid-Cap Equity Growth Fund's absolute return of 25.10% was very respectable (and more than we should expect for most years going forward), this was not as strong a period in relation to our benchmarks as many others in the fund's history. This was primarily attributable to our lack of emphasis on technology, particularly in the high-flying Internet companies where we view valuations as problematic. This fund has always invested in companies that, in our view, have strong managements, proven business models, good financial characteristics, and reasonable valuations. These companies were not generally rewarded in the stock market in 1999.

     In the last year, we have seen a dramatic dichotomy develop in the market. On one hand, the New Economy stocks, consisting of technology, telecommunications, biotechnology, and especially Internet issues, were irrepressible. Hundreds of companies came public with little or no revenues and scant prospects of earnings or positive cash flow for many years, yet garnered fabulous valuations. It will be many years before we know whether most of these new companies' business models work, and during that time, they will be dependent on the capital markets to fund their losses. Day traders drive many of these stocks, and their valuations are increasingly divorced from reality. However, institutional investors have also joined the fray, following the momentum of stock price performance. On the other hand, Old Economy stocks have drifted, even though many of these companies continue to grow nicely, generate strong cash flow, and sell at already modest valuations. Wall Street views New Economy stocks as attractive at 20 times sales, but ignores Old Economy stocks at 10 times earnings. In the mid-cap universe in 1999, the median gain for 58 stocks with negative earnings was 34.3%; conversely, the median loss for 804 stocks with real earnings was -10.3%. The best investment strategy in 1999 was to invest in companies that lose money.

     It is conceivable that technology companies will continue to grow and maintain extraordinary rates of growth for years to come-but this would be unprecedented. The technology sector is cyclical, and its structural dynamics change rapidly. Many of today's darlings will be tomorrow's road kill. Traditionally, failure rates have been highest in technology stocks. Investors may be underestimating the difficulty these companies will have staying ahead of the obsolescence curve.

     The rapid innovation that is taking place is not good for incumbents, and may not be good for investors, either, when the mania subsides. Let's look at recent history. In the early 1980s, euphoria over the limitless potential of the personal computer swept the market. Ultimately, the PC did change our lives, but most of the stocks from that period failed miserably. In the early 1990s, biotech stocks soared as investors dreamt of huge advances in medical technology. Once again, the industry fulfilled much of its promise, but investors suffered huge losses. In the nineteenth and early twentieth centuries, similar waves of enthusiasm centered on exciting industries of the future, such as railroads, electricity and autos, and the pattern was eerily similar. The lesson is clear: Most of today's upstarts will be unable to build enduring companies or achieve profitability, but, for a few, the rewards will be enormous.

     Do not mistake us for Luddites. We own and use plenty of technology. The current technology mania ultimately will be good for America. The deluge of capital being lavished on the Internet sector is spurring tremendous technological innovation which, in turn, is pushing workplace productivity to new levels and providing consumers with a panoply of new choices that enhance many aspects of daily life. The technology sector's fundamentals are outstanding. But what does one pay for a New Economy stock? Valuations based on earnings and cash flows have been discarded; even price-to-revenue ratios are giving way to the notion of price-to-market opportunity. In this environment, stocks take on a life of their own, detached from any inherent value, moving in whichever direction the momentum takes them. Who's to say a stock is worth $50, or even $500? Prices are restrained only by the limits of imagination.

     In the Mid-Cap Equity Growth Fund, we are focused on identifying companies we believe will be long-term beneficiaries of the Internet economy, and sprinkling new names into the portfolio where we can justify their valuations. For example, during the year we purchased Citrix Systems, a leader in Internet application software, and Peregrine Systems, a provider of electronic infrastructure management software. Recognizing that many Old Economy companies will be losers in this fast-changing environment, we are working to identify and eliminate holdings that will be negatively affected over the long run. Nevertheless, we believe that one of the surprises of the new year may be that many Old Economy companies, such as Circuit City, with its new on-line shopping site, and Sotheby's, with its on-line auction network, will successfully adapt their business models to the Internet environment. If this were to narrow the valuation chasm between the new and old economy stocks, watch out!

     Moving beyond the Internet, we believe that earnings growth remains the key to reestablishing mid-cap outperformance. The fact of the matter is that large U.S. companies have grown their earnings at a faster rate than small- and mid-caps over the last several years. This is a direct outgrowth, in our opinion, of a revolution in American corporate management philosophy that emphasizes efficiency, return on investment, and shareholder value. However, large-company earnings have grown much faster than sales over this period, and the question is, how long can this last? At some point, the higher internal growth of small- and mid-cap companies will be recognized, probably as large-cap earnings momentum begins to slow. Even though mid-cap stocks have recovered slightly from their record-low relative valuations last April, we believe they remain compelling in comparison with large-caps. We continue to believe that the Mid-Cap Equity Growth Fund remains well positioned to achieve attractive returns over time.

     Respectfully submitted,

     Brian W.H. Berghuis
     President and
     Chairman of the Investment Advisory Committee

     John F. Wakeman
     Executive Vice President

     January 8, 2000


Portfolio Highlights

Twenty-Five Largest Holdings

                                                 Percent of
                                                 Net Assets
                                                   12/31/99
--------------------------------------------------------------------------------

VoiceStream Wireless                                   3.7%

Western Wireless                                       3.0

Analog Devices                                         2.3

SCI Systems                                            2.2

Circuit City Stores                                    2.1

NOVA                                                   1.9

BJ Services                                            1.8

Waddell & Reed Financial                               1.6

Affiliated Computer Services                           1.6

Teva Pharmaceutical Industries                         1.6

MedImmune                                              1.5

CIBER                                                  1.5

BJ's Wholesale Club                                    1.4

Catalina Marketing                                     1.3

Whole Foods Market                                     1.3

U.S. Foodservice                                       1.3

Xilinx                                                 1.2

Novell                                                 1.2

Hertz                                                  1.2

Smith International                                    1.2

Intuit                                                 1.2

Jones Apparel Group                                    1.2

Synopsys                                               1.2

Wellpoint Health Networks                              1.2

Keane                                                  1.1
--------------------------------------------------------------------------------

Total                                                 40.8%
--------------------------------------------------------------------------------

Note: Table excludes reserves.


Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


Mid-Cap Equity Growth Fund
As of 12/31/99

                  Mid-Cap                S&P                  Lipper
                  Equity                 Mid-Cap              Mid-Cap Core
                  Growth Fund            Index                Fund Index

7/31/96           10,000                 10,000               10,000

12/96             11,610                 11,707               11,483

12/97             13,745                 15,482               14,035

12/98             16,693                 18,441               15,127

12/99             20,883                 21,156               19,391


Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Mid-Cap Equity Growth Fund
Periods Ended 12/31/99

                                                 Since               Inception
          1 Year            3 Years          Inception                    Date
--------------------------------------------------------------------------------

          25.10%            21 .61%             24.04%                 7/31/96

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


Portfolio Highlights

Contributions to the Change in Net Asset Value Per Share

6 Months Ended 12/31/99

TEN BEST CONTRIBUTORS
--------------------------------------------------------------------------------

VoiceStream Wireless                                  84(cents)

Western Wireless                                      42

PMC-Sierra                                            22

Analog Devices                                        22

MedImmune                                             20

SCI Systems                                           19

Omnipoint **                                          15

Xilinx                                                13

Novell *                                              13

Intuit                                                12
--------------------------------------------------------------------------------

Total                                                262(cents)


TEN WORST CONTRIBUTORS
--------------------------------------------------------------------------------

Warnaco Group                                        -17(cents)

Galileo International                                 15

Republic Services                                     14

Ingram Micro **                                        9

AmeriSource Health                                     9

Covance **                                             9

United Rentals                                         8

Henry Schein                                           8

Shopko Stores                                          8

Total Renal Care Holdings **                           7
--------------------------------------------------------------------------------

Total                                              - 104(cents)


12 Months Ended 12/31/99

TEN BEST CONTRIBUTORS
--------------------------------------------------------------------------------

VoiceStream Wireless *                                86(cents)

Western Wireless                                      77

PMC-Sierra                                            35

Analog Devices                                        33

SCI Systems *                                         32

Xilinx                                                27

Omnipoint **                                          24

MedImmune                                             24

BJ Services                                           23

Circuit City Stores                                   22
--------------------------------------------------------------------------------

Total                                                383(cents)


TEN WORST CONTRIBUTORS
--------------------------------------------------------------------------------

Network Associates **                                -16(cents)

AmeriSource Health *                                  15

Warnaco Group                                         15

Romac International **                                15

Henry Schein                                          14

Total Renal Care Holdings **                          14

Omnicare                                              14

Covance **                                            12

Suiza Foods **                                        10

Ingram Micro ***                                      10
--------------------------------------------------------------------------------

Total                                              - 135(cents)

  * Position added
 ** Position eliminated
*** Position added and eliminated


Financial Highlights

Mid-Cap Equity Growth Fund

                              For a share outstanding throughout each period
                             ---------------------------------------------------

                                 Year                                7/31/96
                                Ended                                Through
                             12/31/99     12/31/98     12/31/97     12/31/96

NET ASSET VALUE
Beginning of period          $  16.28     $  13.69     $  11.59     $  10.00

Investment activities
  Net investment
  income (loss)                 (0.02)       (0.04)       (0.01)*       0.02*
  Net realized and
  unrealized gain (loss)         4.08         2.94         2.14         1.59

  Total from
  investment activities          4.06         2.90         2.13         1.61

Distributions
  Net investment income          --           --           --          (0.02)
  Net realized gain             (0.27)       (0.31)       (0.03)        --

  Total distributions           (0.27)       (0.31)       (0.03)       (0.02)

NET ASSET VALUE
End of period                $  20.07     $  16.28     $  13.69     $  11.59
                             -----------------------------------------------

Ratios/Supplemental Data

Total return (diamond)          25.10%       21.45%       18.39%*      16.10%*

Ratio of total expenses
to average net assets            0.70%        0.85%        0.85%*       0.85%*!

Ratio of net investment
income (loss) to average
net assets                      (0.13)%      (0.35)%      (0.12)%*      0.43%*!

Portfolio turnover rate          55.4%        52.8%        41.0%        31.3%!

Net assets, end of period
(in thousands)               $265,724     $131,575     $ 57,974     $ 14,367


(diamond)  Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
       * Excludes expenses in excess of a 0.85% voluntary expense limitation in effect through 12/31/97
       !   Annualized

The accompanying notes are an integral part of these financial statements.


Statement of Net Assets
Mid-Cap Equity Growth Fund
December 31, 1999

                                                         Shares        Value
--------------------------------------------------------------------------------
                                                                In thousands

COMMON STOCKS  97.7%

FINANCIAL  10.0%

Bank and Trust  1.0%

First Tennessee National                                 25,500   $      727

North Fork Bancorporation                               109,000        1,907

                                                                       2,634

Insurance  3.7%

ACE Limited                                              95,500        1,594

E.W. Blanch                                              23,500        1,439

MGIC Investment                                          38,000        2,287

Protective Life                                          66,500        2,115

Radian Group                                             49,000        2,340

                                                                       9,775

Financial Services  5.3%

Capital One Financial                                    54,000        2,602

eSpeed (Class A) *                                        6,700          239

Federated Investors (Class B)                           125,500        2,518

Heller Financial (Class A)                              127,500        2,558

Nextcard *                                               13,000          375

The CIT Group (Class A)*                                 80,000        1,690

Waddell & Reed Financia
  (Class A)                                             123,500        3,350

Waddell & Reed Financial
  (Class B)                                              37,500          942

                                                                      14,274

Total Financial                                                       26,683


HEALTH CARE  13.5%

Pharmaceuticals  3.3%

Mylan Laboratories                                       89,000        2,242

Shire Pharmaceuticals ADR *                              70,000        2,026

Teva Pharmaceutical
  Industries ADR                                         58,000        4,152

Watson Pharmaceuticals *                                 10,500          376

                                                                       8,796

Biotechnology  5.2%

Affymetrix *                                              9,500        1,612

Biogen *                                                 32,000        2,703

Gilead Sciences *                                        48,000        2,595

MedImmune *                                              24,000        3,980

QLT PhotoTherapeutics *                                  17,900        1,049

Sepracor *                                               20,100        1,997

                                                                      13,936


Medical Instruments and Devices  2.7%

Millipore                                                65,000   $    2,511

Sybron International *                                  112,500        2,777

Waters *                                                 38,000        2,014

                                                                       7,302

Health Care Services  2.3%

Omnicare                                                241,500        2,898

Wellpoint Health Networks *                              47,000        3,099

                                                                       5,997

Total Health Care                                                     36,031


CONSUMER  14.4%

Soft Goods Retailers  1.8%

Family Dollar Stores                                    153,500        2,504

TJX                                                     115,000        2,350

                                                                       4,854

Hard Goods Retailers  8.1%

BJ's Wholesale Club *                                   102,000        3,723


Borders Group *                                          71,000        1,140

Circuit City Stores                                     124,000        5,588

Consolidated Stores *                                   108,000        1,755

Costco Wholesale *                                       18,500        1,688

O'Reilly Automotive *                                    94,000        2,047

Shopko Stores *                                          87,000        2,001

Whole Foods Market *                                     76,000        3,510

                                                                      21,452

Consumer Non-Durables  1.3%

Jones Apparel Group *                                   117,000        3,174

Warnaco Group (Class A)                                  30,000          369

                                                                       3,543

Restaurants  0.8%

Outback Steakhouse *                                     83,500        2,171

                                                                       2,171

Entertainment  1.9%

Premier Parks *                                          89,000        2,570

Royal Caribbean Cruises                                  51,000        2,515

                                                                       5,085

Consumer Services  0.5%

Apollo Group (Class A) *                                 14,100          283

Sotheby's (Class A)                                      29,500          885

                                                                       1,168

Total Consumer                                                        38,273


TECHNOLOGY  18.7%

Computer Software  4.5%

Citrix Systems *                                         12,500   $    1,537

Intuit *                                                 53,000        3,175

Parametric Technology *                                  94,200        2,546

Peregrine Systems *                                      18,000        1,514

Synopsys *                                               47,000        3,130

                                                                      11,902

Semiconductors and Components  8.3%

Analog Devices *                                         67,000        6,231

KLA-Tencor *                                             19,000        2,115

Lattice Semiconductor *                                  21,000          994

Maxim Integrated Products *                              64,000        3,018

Molex (Class A)                                          60,000        2,700

PMC-Sierra *                                             16,500        2,645

Quantum *                                                78,000        1,180

Xilinx *                                                 72,000        3,274

                                                                      22,157

Networking and Telecom Equipment  2.0%

ADC Telecommunications *                                 26,348        1,911

Novell *                                                 82,000        3,272

                                                                       5,183

E-Commerce  1.1%

CNET *                                                    9,500          538

EarthLink Network *                                      13,000          554

PSINet *                                                 27,000        1,670

Safeguard Scientifics *                                   1,300          211

                                                                       2,973

Computer Hardware/Peripherals  2.8%

Sanmina *                                                16,000        1,594

SCI Systems *                                            70,500        5,794

                                                                       7,388

Total Technology                                                      49,603


BUSINESS SERVICES  32.8%

Telecom Services  10.3%

Allegiance Telecom *                                      6,000          551

Charter Communications
  (Class A) *                                            79,500        1,739

Crown Castle International *                             82,000        2,629

McLeod USA *                                             18,500        1,088

Pinnacle Holdings *                                      49,800        2,129

Rogers Communications
  (Class B) *                                            54,500        1,349

Tritel (Class A) *                                        6,000   $      190

VoiceStream Wireless *                                   69,000        9,805

Western Wireless (Class A) *                            119,000        7,936

                                                                      27,416

Computer Services  7.5%

Affiliated Computer Services
  (Class A) *                                            93,000        4,278

Ceridian                                                122,000        2,631

Concord EFS *                                            23,750          611

Galileo International                                    81,500        2,440

National Data                                            73,500        2,494

NOVA *                                                  163,500        5,160

SunGard Data Systems *                                   95,500        2,268

                                                                      19,882

Distribution  3.5%

AmeriSource Health (Class A) *                          162,000        2,460

Henry Schein *                                           54,000          714

MSC  (Class A) *                                         71,500          947

Tech Data *                                              67,000        1,820

U.S. Foodservice *                                      200,000        3,350

                                                                       9,291

Media and Advertising  2.9%

Catalina Marketing *                                     30,700        3,554

Infinity Broadcasting (Class A) *                        65,875        2,384

Univision Communications
  (Class A) *                                            17,500        1,788

                                                                       7,726

Environmental  1.0%

Republic Services (Class A) *                           190,500        2,738

                                                                       2,738

Miscellaneous Business Services  6.4%

CIBER *                                                 140,500        3,864

Hertz (Class A)                                          64,500        3,233

Keane *                                                  95,500        3,032

Manpower                                                 70,500        2,653

Robert Half International *                              39,500        1,128

Viad                                                    108,500        3,024

                                                                      16,934

Transportation  0.7%

C.H. Robinson Worldwide                                  32,500        1,293

Expeditors International
  of Washington                                          13,200          576

                                                                      1,869

Engineering and Construction  0.5%

Martin Marietta Materials                                33,000   $    1,353

                                                                       1,353

Total Business Services                                               87,209


ENERGY  4.6%

Exploration and Production  1.6%

Devon Energy                                             87,000        2,860

Ocean Energy *                                          175,000        1,356

                                                                       4,216

Energy Services  3.0%

BJ Services *                                           112,500        4,704

Smith International *                                    65,000        3,230

                                                                       7,934

Total Energy                                                          12,150


INDUSTRIAL  3.7%

Specialty Chemicals  0.6%

Great Lakes Chemical                                     37,500        1,432

                                                                       1,432

Machinery  3.1%

Danaher                                                  44,000        2,123

Pentair                                                  75,500        2,907

Teleflex                                                 54,000        1,691

United Rentals *                                         93,000        1,593

                                                                       8,314

Total Industrial                                                       9,746

Total Common Stocks (Cost $193,977)                                  259,695


SHORT-TERM INVESTMENTS  2.1%

Money Market Funds  2.1%

Government Reserve Investment
  Fund, 4.80% #                                       5,576,970        5,577

Total Short-Term Investments
(Cost $5,577)                                                          5,577

Total Investments in Securities

99.8% of Net Assets (Cost $199,554)                               $  265,272

Other Assets Less Liabilities                                            452


NET ASSETS                                                        $  265,724
                                                                  ----------

Net Assets Consist of:

Accumulated net realized gain/loss -
net of distributions                                              $    5,564

Net unrealized gain (loss)                                            65,718

Paid-in-capital applicable to 13,237,474
shares of $0.0001 par value capital stock
outstanding; 1,000,000,000 shares of the
Corporation authorized                                               194,442

NET ASSETS                                                        $  265,724
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $    20.07
                                                                  ----------

  #  Seven-day yield
  *  Non-income producing
ADR  American Depository Receipt

The accompanying notes are an integral part of these financial statements.


Statement of Operations
Mid-Cap Equity Growth Fund
In thousands

                                                                      Year
                                                                     Ended
                                                                  12/31/99

Investment Income (Loss)

Income
     Dividend                                                   $      688
     Interest                                                          466

     Total income                                                    1,154

Expenses
     Investment management                                           1,238
     Custody and accounting                                            111
     Registration                                                       22
     Legal and audit                                                    14
     Shareholder servicing                                              11
     Directors                                                           7
     Prospectus and shareholder reports                                  5
     Miscellaneous                                                       4

     Total expenses                                                  1,412
     Expenses paid indirectly                                           (1)

     Net expenses                                                    1,411

Net investment income (loss)                                          (257)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                               9,423
Change in net unrealized gain
or loss on securities                                               42,471

Net realized and unrealized gain (loss)                             51,894

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                          $   51,637
                                                                ----------

The accompanying notes are an integral part of these financial statements.


Statement of Changes in Net Assets
Mid-Cap Equity Growth Fund
In thousands

                                                           Year
                                                          Ended
                                                       12/31/99     12/31/98

Increase (Decrease) in Net Assets

Operations
  Net investment income (loss)                       $     (257)  $     (338)
  Net realized gain (loss)                                9,423        1,824
  Change in net unrealized
  gain or loss                                           42,471       17,390

  Increase (decrease) in net
  assets from operations                                 51,637       18,876

Distributions to shareholders
  Net realized gain                                      (3,557)      (2,366)

Capital share transactions *
  Shares sold                                           106,463       61,424
  Distributions reinvested                                3,226        2,191
  Shares redeemed                                       (23,620)      (6,524)

  Increase (decrease) in net
  assets from capital
  share transactions                                     86,069       57,091

Net Assets

Increase (decrease) during period                       134,149       73,601
Beginning of period                                     131,575       57,974

End of period                                        $  265,724   $  131,575
                                                     -----------------------

*Share information
  Shares sold                                             6,333        4,141
  Distributions reinvested                                  176          150
  Shares redeemed                                        (1,355)        (442)

  Increase (decrease) in
  shares outstanding                                      5,154        3,849

The accompanying notes are an integral part of these financial statements.


Notes to Financial Statements
Mid-Cap Equity Growth Fund
December 31, 1999


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     Institutional Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Mid-Cap Equity Growth Fund (the fund), a diversified, open-end management investment company, is the sole portfolio established by the corporation and commenced operations on July 31, 1996.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $187,191,000 and $106,787,000, respectively, for the year ended December 31, 1999.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 1999. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

     ---------------------------------------------------------------------------
     Undistributed net investment income                           $257,000
     Undistributed net realized gain                               (257,000)

     At December 31, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $199,554,000. Net unrealized gain aggregated $65,718,000 at period-end, of which $82,972,000 related to appreciated investments and $17,254,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $127,000 was payable at December 31, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.60% of average daily net assets.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $73,000 for the year ended December 31, 1999, of which $7,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1999, totaled $466,000 and are reflected as interest income in the accompanying Statement of Operations.


Report of Independent Accountants

To the Board of Directors of Institutional Equity Funds, Inc. and
Shareholders of Mid-Cap Equity Growth Fund

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mid-Cap Equity Growth Fund (comprising Institutional Equity Funds, Inc., hereafter referred to as the "Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

     PricewaterhouseCoopers LLP

     Baltimore, Maryland

     January 20, 2000


Mid-Cap Equity Growth Fund

Tax Information (Unaudited) for the Tax Year Ended 12/31/99
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements. The fund's distributions to shareholders included:

o    $1,713,000 from short-term capital gains,

o $1,844,000 from long-term capital gains, subject to the 20% rate gains category.

For corporate shareholders, $622,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.